Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of January, 2008.

/s/ Patricia A. Drago
Name: Patricia A. Drago

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of January, 2008.

/s/ Peter S. Burgess
Name: Peter S. Burgess

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of January, 2008.

/s/ Vincent T. Donnelly
Name: Vincent T. Donnelly

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of January, 2008.

/s/ J. Gregory Driscoll
Name: J. Gregory Driscoll

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th  day of January, 2008.

/s/ Charles T. Freeman
Name: Charles T. Freeman

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 24th day of January, 2008.

/s/ James C. Hellauer
Name: James C. Hellauer

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th  day of January, 2008.

/s/ Richard Lutenski
Name: Richard Lutenski

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of January, 2008.

/s/ John D. Rollins
Name: John D. Rollins

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of January, 2008.

/s/ Roderic H. Ross
Name: Roderic H. Ross

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of January, 2008.

/s/ L.J. Rowell, Jr.
Name: L.J. Rowell, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 30th  day of January, 2008.

/s/ Neil C. Schneider
Name: Neal C. Schneider

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, William E. Hitselberger and Brad Shofran, and each of them (with full power to act without the others), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A)	in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA’s Annual Report on Form 10-K for the year ended December 31, 2007 and all amendments thereto; and

(ii)
any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-143578, 333-115426, 333-86796, 333-73240, 333-77111, 333-68855 and 333-45949); and

(B)
in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such reports, registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all other such documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 14, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th  day of January, 2008.

/s/ James F. Malone
Name: James F. Malone